                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

     Walsafe (CA) QRS 11-1, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the name Walsafe (CA) QRS 11-1, Inc.

     QRS 11-2 (AR), Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Arkansas and doing business under the name QRS 11-2 (AR), Inc.

     QRS 11-3 (MD), Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Maryland and doing business under the name ORS 11-3 (MD), Inc.

     QRS 11-5 (TX), Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Texas and doing business under the name of QRS II-5 (TX), Inc.

     Plano (TX) ORS 11-7, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Texas and doing business under the name Plano (TX) QRS 11-7, Inc.

     Neoserv (CO) ORS 11-8, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Colorado and doing business under the name Neoserv (CO) QRS 11-8, Inc.

     Belmet (IL) ORS 11-9, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Illinois and doing business under the name Belmet (IL) QRS 11-9, Inc.

     BVS (NY) QRS 11-10, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of New York and doing business under the name BVS (NY) ORS 11-10, Inc.

     MMI (SC) QRS 11-11, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of South Carolina and doing business under the name MMI (SC) QRS 11-11, Inc.

     QRS 11-12 (FL), Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Florida and doing business under the name QRS 11-12 (FL), Inc.

     DDI (NE) ORS 11-13, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Nebraska and doing business under the name DDI (NE) QRS 11-13, Inc.

     QRS 11-14 (NC), Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of North Carolina and doing business under the name QRS 11-14, (NC), Inc.

     Books (CT) QRS 11-16, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Connecticut and doing business under the name Books (CT) QRS 11-15, Inc.

     QRS 11-17 (NY), Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of New York and doing business under the name QRS 11-17 (NY), Inc.

     BBC (NE) QRS 11-18, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Nebraska and doing business under the name BBC (NE) QRS 11-18, Inc.

     Unitech (IL) QRS 11-19, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Illinois and doing business under the name Unitech (IL) QRS 11-19, Inc.

     QRS 11-20 (UT), Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Utah and doing business under the name QRS 11-20.
(UT), Inc.

     SFC (TN) QRS 11-21, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Tennessee and doing business under the name SFC (TN) QRS 11-21, Inc.

     PETS (TX) QRS 11-23, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Texas and doing business under the name PETS (TX) QRS 11-23, Inc.

     ELWA-BV (NY) QRS 11-24, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of New York and doing business under the name ELWA-BV (NY) QRS 11-24, Inc.

     GENA (CA) QRS 11-25, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the name GENA (CA) QRS 11-25, Inc.

     BN (MA) QRS 11-26, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Massachusetts and doing business under the name BN (MA) QRS 11-26, Inc.

     QRS 11-27 (OH), Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Ohio and doing business under the name QRS 11-27
(OH), Inc.

     ALP (TX) QRS 11-28, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Texas and doing business under the name ALP (TX) QRS 11-28, Inc.

     QRS 11-29 (TX), Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Texas and doing business under the name QRS 11-29
(TX), Inc.

     CFP (MD) ORS 11-30, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Maryland and doing business under the name CFP (MD) QRS 11-30, Inc.

     Neenah (WI) QRS 11-31, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Wisconsin and doing business under the name Neenah (WI) QRS 11-31, Inc.

     CTC (VA) QRS 11-32, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Virginia and doing business under the name CTC (VA) QRS 11-32, Inc.

     CFP (MD) QRS 11-33, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Maryland and doing business under the name CFP (MD) ORS 11-33, Inc.

     ADS (CA) QRS 11-34, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the name ADS (CA) QRS 11-34, Inc.

     DELMO (PA) QRS 11-36, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Pennsylvania and doing business under the name DELMO (PA) QRS 11-36, Inc.

     CARDS (CA) QRS 11-37, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of California and doing business under the name CARDS (CA) QRS 11-37, Inc.

     SFC (TX) QRS 11-38, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Texas and doing business under the name SFC (TX) QRS 11-38, Inc.

     QRS 12-14 (AL), Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Alabama and doing business under the name QRS 12-14 (AL), Inc.

     AUTO (FL) QRS 11-39, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Florida and doing business under the name AUTO (FL) QRS 11-39, Inc.

     CPFLOAN (MD) QRS 11-40, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Maryland and doing business under the name CPFLOAN (MD) QRS 11-40, Inc.

     QRS 11-Paying Agent, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the State of New York and doing business under the name QRS 11-Paying Agent, Inc.

     ADS2 (CA) QRS 11-41, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the state of California and doing business under the name ADS2 (CA) QRS 11-41, Inc.

     MICRO (CA) QRS 11-43, Inc., a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name MICRO (CA) QRS 11-43, Inc.

     HUM (DE) QRS 11-45, Inc. a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name HUM (DE) QRS 11-45, Inc.

     COMP (TX) QRS 11-42, Inc. a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name COMP (TX) QRS 11-42, Inc.

     OVEN (DE) QRS 11-46, Inc. a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name OVEN (DE) QRS 11-46, Inc.

     SCAN (OR) QRS 11-47, Inc. a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name SCAN (OR) QRS 11-47, Inc.

     TSR (TX) QRS 11-48, Inc. a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name TSR (TX) QRS 11-48, Inc.

     LOGIC (UK) QRS 11-49, Inc. a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name LOGIC (UK) QRS 11-49, Inc.

     CIP FINANCE COMPANY (UK) QRS 11-50, Inc. a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name CIP FINANCE COMPANY (UK) QRS 11-50, Inc.

     ISA JERSEY QRS 11-51, Inc. a wholly-owned subsidiary of Registrant incorporated under the laws of the state of Delaware and doing business under the name ISA JERSEY QRS 11-51, Inc.

     PACK (UK) QRS 11-52, Inc., a wholly-owned subsidiary of Registrant Incorporated under the laws of the state of Delaware and doing business under the name PACK (UK) QRS 11-52, Inc.

     UK PACK LLC., a wholly-owned subsidiary of Registrant Incorporated under the laws of the state of Delaware and doing business under the name UK PACK LLC.

     LEARN (IL) QRS 11-53 Inc., a wholly-owned subsidiary of Registrant Incorporated under the laws of the state of Delaware and doing business under the name LEARN (IL) QRS 11-53 Inc.

     DELMO (DE) QRS 11/12-1, Inc., a 50% owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name of DELMO (DE) QRS 11/12-1, Inc.

     DELMO (DE) 11-12 LLC, a 50% owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name of DELMO (DE) 11-12 LLC.

     Toulouse 11 LLC, a wholly-owned subsidiary of Registrant incorporated under the laws of the State of Delaware and doing business under the name of Toulouse 11 LLC.

     Jamesinvest s.p.r.l., a wholly-owned subsidiary of Registrant incorporated under the laws of Belgium and doing business under the name of Jamesinvest s.p.r.l.

     Societe Hotel Blagnac s.a.r.l., a wholly-owned subsidiary of Registrant incorporated under the laws of France and doing business under the name of Societe Hotel Blagnac s.a.r.l.

     SCI Toulouse Aeroport, a 65% owned subsidiary of Registrant incorporated under the laws of France and doing business under the name of SCI Toulouse Aeroport.

                                        3